UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2013

NetSpend Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34915	20-2306550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Brazos Street, Suit 1300

Austin, Texas

(Address of Principal executive offices, including Zip Code)

(512) 532-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On April 23, 2013 NetSpend Holdings, Inc. (“NetSpend”) filed a definitive proxy statement for its special meeting of shareholders to vote on NetSpend’s merger agreement with Total System Services, Inc. and General Merger Sub, Inc. The proxy statement indicated that 70,243,989 shares of NetSpend common stock were issued and outstanding as of April 3, 2013, the record date for the special meeting. Although that is the number of shares for use for certain financial reporting purposes, the number of voting shares should include an additional 2,199,410 shares of unvested restricted stock and an adjustment reflecting the issuance of an additional 20, 977 shares.  Consequently, the correct number of shares of NetSpend common stock issued, outstanding and entitled to vote at the special meeting is 72,464,376, which number includes all shares of restricted stock.

SUPPLEMENT TO PROXY STATEMENT

The following information amends and/or supplements the proxy statement for the special meeting and should be read in conjunction with the proxy statement, which should be read in its entirety. Any page references in the information below are to pages in the proxy statement, and terms used below have the meanings set forth in the proxy statement, unless otherwise defined below.

Letter to Stockholders

The first sentence of the fifth full paragraph is amended by deleting the reference to 37.1% and replacing it with 36.0%.

Summary — The Special Meeting — Record Date and Quorum

The third sentence of the paragraph under the subheading “Record Date and Quorum” on page 2 is amended by deleting the reference to 70,243,989 and replacing it with 72,464,376.

Summary — The Special Meeting — Vote Required

The first sentence of the first full paragraph on page 3 is amended by deleting the reference to 3.0% and replacing it with 2.9%.

Summary — The Role of the Private Equity Firms

The first sentence of the first paragraph under the subheading “The Role of the Private Equity Firms” on page 5 is amended by deleting the reference to 37.1% and replacing it with 36.0%.

The second sentence of the first full paragraph on page 6 is amended by deleting the reference to 37.1% and replacing it with 36.0%.

Questions and Answers About the Special Meeting and the Merger — Q. Who may vote?

The answer to the question “Q. Who may vote?” on page 19 is amended by deleting the reference to 70,243,989 and replacing it with 72,464,376.

Questions and Answers About the Special Meeting and the Merger — Q. How many votes must be present to hold the meeting?

The second sentence of the second paragraph of the answer to the question “Q. How many votes must be present to hold the meeting?” on page 22 is amended by deleting the reference to 37.1% and replacing it with 36.0%.

Questions and Answers About the Special Meeting and the Merger — Q. Have any stockholders already agreed to vote to adopt the Merger Agreement?

The answer to the question “Q. Have any stockholders already agreed to vote to adopt the Merger Agreement?” on page 23 should be amended by deleting the reference to 37.1% and replacing it with 36.0%.

The Special Meeting — Record Date and Quorum

The third sentence of the first paragraph under the subheading “Record Date and Quorum” on page 27 is amended by deleting the reference to 70,243,989 and replacing it with 72,464,376.

The second sentence of the second paragraph under the subheading “Record Date and Quorum” on page 27 is amended by deleting the reference to 37.1% and replacing it with 36.0%.

The Special Meeting — Vote Required

The first sentence of the first paragraph on page 30 is amended by deleting the reference to 37.1% and replacing it with 36.0%.

The first sentence of the second paragraph on page 30 is amended by deleting the reference to 3.0% and replacing it with 2.9%.

The first and fourth sentences of the third paragraph on page 30 are amended by deleting the references to 3.0% and 40.2% and replacing them with 2.9% and 38.9%, respectively.

The first and third sentences of the fourth paragraph on page 30 are amended by deleting the references to 7.4% and 47.6% and replacing them with 7.1% and 46.0%, respectively.

The Merger — Recommendation of the Board; Reasons for the Transaction

The fifteenth bullet point on page 46 is amended by deleting the reference to 13% and replacing it with 14%.

The third bullet point on page 47 is amended by deleting the reference to 37.5% and replacing it with 36.0%.

The Merger Agreement — Related Agreements

The first sentence of the second paragraph under the subheading “Related Agreements” on page 110 is amended by deleting the reference to 37.1% and replacing it with 36.0%.

Securities Ownership of Certain Beneficial Owners and Management

The chart on page 118 should be deleted in its entirety and replaced with the following:

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned(1)	Percentage of Class(2)
Directors and executive officers
Daniel R. Henry(3)	2,601,394	*
George W. Gresham(4)	853,964	*
Charles J. Harris(5)	1,041,131	*
Anh Hatzopoulos(6)	345,377	*
Steven F. Coleman(7)	161,383	*
Andrew W. Adams(8)	11,219,355	14.1%
Alexander R. Castaldi(9)	21,839,225	27.5%
Ann H. Lamont(10)	11,255,431	14.2%
Thomas A. McCullough	182,174	*
Francisco J. Rodriguez(9)	21,839,225	27.5%
Daniel M. Schley	343,110	*
Stephen A. Vogel	56,169	*
All directors and executive officers as a group (14 persons)(11)	39,065,937	46.9%
Five percent stockholders
JLL Partners(12)	21,839,225	27.5%
Oak Investment Partners(13)	11,219,355	14.1%
12 West Capital Management L.P.(14)	5,177,925	6.5%

The last item in the chart on page 119 relating to the percentage ownership of “All directors and executive officers as a group” is amended by deleting the reference to 5.3% and replacing it with 4.7%.

Cautionary Statement Regarding Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger and all other statements in this document, other than historical facts, constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain stockholder approval or the failure to satisfy the closing conditions. Factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the Securities and Exchange Commission, including the Company’s 2012 Annual Report on Form 10-K, the Company’s 2012 Annual Report on Form 10-K/A and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference.  The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger.  In connection with the proposed merger, the Company filed a definitive Proxy Statement with the SEC on April 23, 2013.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the Company (when available) free of charge at the SEC’s Web site at www.sec.gov or in the Investor Relations section of the Company’s Web site at www.netspend.com. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to NetSpend Holdings, Inc., Attn: Secretary, Telephone (512) 532-8200.

Participants in Solicitation

The Company and certain of its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information concerning the interests of the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K/A, which was filed with the SEC on April 19, 2013.  Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation has been included in the definitive proxy statement relating to the transaction as filed with the SEC on April 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSPEND HOLDINGS, INC.

By:	/s/ George W. Gresham
Name:	George W. Gresham
Title:	Chief Financial Officer

Date: May 17, 2013